UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 8, 2005

Tumbleweed Communications Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-26223	94-3336053

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Saginaw Drive Redwood City, CA	94063

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(650) 216-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

On February 8, 2005, Tumbleweed Communications Corp., a Delaware corporation (the “Registrant”) delivered a presentation to analysts. A live audio webcast of the presentation was made available to the public, and replays of that webcast will be available on Tumbleweed's website for 90 days following the presentation. A copy of the presentation materials from the presentation is attached as Exhibit 99.1 hereto.

ITEM 9.01   EXHIBITS

99.1	Presentation entitled “Messaging Security”, presented at the analyst meeting on February 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tumbleweed Communications Corp. (Registrant)

Date:	February 10, 2005	By:	/s/ Eric Schlezinger

Name:	Eric Schlezinger
Title:	Assistant Secretary

EXHIBIT NO.	DESCRIPTION

99.1	Presentation entitled “Messaging Security”, presented at the analyst meeting on February 8, 2005.

EXHIBIT 99.1